Page 1 Follow-on Offering Presentation NASDAQ Symbol: FSNM December 2006 Exhibit 99.1

FIRST STATE BANCORPORATION

FIRST COMMUNITY BANK

NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

Forward Looking Statements
Certain statements in our presentation are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934 (the “Exchange Act”). The discussions regarding our growth strategy, projections, annualized data, competition, loan and deposit growth, timing of new branch openings, expansion opportunities, and response to consolidation in the banking industry include forward-looking statements.  Other forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “may,”
“will,” “should,” “seek,” “approximately,” “intend,” “plan,” “estimate,” or “anticipate,” or the negative of those words or other comparable terminology.  Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statement. Some factors include changes in interest rates, local business conditions, government regulations, loss of key personnel or inability to hire suitable personnel, the successful consummation of the Front Range Capital Corporation transaction and the integration of
Front Range into our business, faster or slower than anticipated growth, economic conditions, our competitors’ responses to our marketing strategy or new competitive conditions, and competition in the geographic and business areas in which we conduct our operations.

First State Bancorporation
First Community Bank
NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

Transaction Summary
Issuer: First State Bancorporation
NASDAQ Symbol: FSNM
Shares Offered: 2,750,000
(1)
primary shares
Over-allotment Option: 412,500 shares (15%)
Pro Forma Shares: 20,353,663
(2)
Price: $25.72 (as of November 24, 2006)
Transaction Size: $70.7
(1)
million (assuming $25.72 issue price)
Use of Proceeds: Fund a portion of the purchase price for the pending acquisition of
Front Range Capital Corporation
Pricing: Week of December 4, 2006
Lead Manager & Book Runner: Keefe, Bruyette & Woods, Inc.
Co-managers: Raymond James & Associates, Inc.
FTN Midwest Securities Corp
Sterne, Agee & Leach, Inc.
(1)  Does not include 412,500 shares subject to the underwriters' over-allotment option
(2) Excludes 1,413,396 shares issuable upon exercise of outstanding employee stock options (as of 9/30/06)

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

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First State Bancorporation: Corporate Highlights
The largest independent bank holding company headquartered in New Mexico with $3.2
(1)
billion in pro forma total assets
Effectively competes against larger, super-regional institutions by offering personalized service
First State’s track record in pursuing this strategy has resulted in strong compounded annual growth rates (for the 10 years ended September 30, 2006):
Assets - 24.2%
Loans - 23.8%
Deposits - 23.3%
EPS - 16.5%
(1) Estimated at September 30, 2006

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

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First State Bancorporation: Stand Alone Franchise
49 branch offices:
39 in New Mexico,
7 in Colorado,
2 in Utah, and
1 in Arizona
Products & Services:
Cash Management
Internet Banking
ATM Network 63 Locations
Mortgage Division
Credit & Debit Cards
TEXAS
KANSAS
NEBRASKA
COLORADO
NEVADA
ARIZONA
UTAH
NEW MEXICO
Las Cruces
Fort Collins
DENVER
Colorado Springs
Albuquerque
SALT LAKE CITY
PHOENIX
Glendale
Tucson
Tempe
El Paso
SANTA FE

1ST FIRST STATE BANCORPORATION
1ST FIRST COMMUNITY BANK
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NOT YOUR TYPICAL BANK.

First State Bancorporation: Experienced Management Team
Other Senior Officers
<1% 4,417 9 1997 EVP, Secretary & Corporate
Counsel
Marshall G. Martin (67)
8.37% 1,502,867 All executive officers and
directors of the company as a
group (12 persons)
24 1989 SVP, Branch Administration &
Retail Services
James E. Warden (48)
26 1992 Regional President, Colorado &
Utah
Ron R. Sanchez (45)
33,520
243,335
365,799
185,456
Shares                  Shares
Owned
21
24
4
26
29
18
Years of
Banking
Experience
2005 Regional President, Southern New
Mexico & Arizona
Jed Fanning (45)
1994 Regional President, New Mexico Paul D. DiPaola (46)
1.03% 1988 Chairman of the Board Leonard J. DeLayo, Jr. (57)
2.04% 1988 President, CEO & Director Michael R. Stanford (53)
1.36% 1988 EVP, COO, Treasurer & Director H. Patrick Dee (51)
<1% 2003 SVP, CFO and Chief Accounting
Officer
Christopher C. Spencer (48)
Percent of
Outs. Joined FSNM Title Name (age)

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

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First State Bancorporation: Business Strategy
Provide a broad range of lending and depository services including commercial, real estate and consumer loans
Focus on small and medium-sized businesses, professionals and individuals located in its markets
Offer services typically found in larger financial institutions while retaining community banking identity
Employ successful strategy in other Southwest markets, namely Phoenix, Arizona
Build a diversified, customer-focused financial institution through successful high growth strategy
•
Retaining customers by using “personal touch” approach to banking
•
Expanding into larger Colorado and Arizona markets introduces First State to new customer base
•
Maintaining local bank feel in the face of local acquisitions by out of state institutions

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

HANDSHAKES,
NOT HANDOFFS.
1ST FIRST COMMUNITY BANK

FAST ANSWERS,
NOT FAST TALK.
1ST FIRST COMMUNITY BANK

"DO I LOOK LIKE
I WANT
TO ENTER MY
16-DIGIT
ACCOUNT NUMBER?"

"JUST BECAUSE
I STOPPED WORKING,
DOESN'T MEAN MY
BANKER
SHOULD TOO."

BIG BANKING
WARNING:
BIG BANKING MAY CAUSE DEPRESSION, ANXIETY,
FRUSTRATION, HEADACHES AND CUSTOMER INVISIBILITY.
IMPROVE YOUR FINANCIAL HEALTH.
1ST FIRST COMMUNITY BANK

Page 8 First State Bancorporation: Business Strategy

1ST FIRST STATE BANCORPORATION
1ST FIRST COMMUNITY BANK
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First State Bancorporation: Market Demographics
Source: SNL Financial
Projected Projected
Total Population Population Median HH Income HH Income Total
Population Change Change HH Income Change Change Deposits
2006 2000-2006 2006-2011 2006 2000-2006 2006-2011 In Market
MSA / State (Actual) (%) (%) ($) (%) (%) ($ millions)
Albuquerque, NM 812,914 11.41 9.22 47,516 22.30 17.94
9,066
Boulder, CO 286,159 6.07 3.18 67,986 22.64 19.35
5,317
Denver-Aurora, CO 2,440,828 12.00 9.24 63,895 24.15 21.17
18,643
Phoenix-Mesa-Scottsdale, AZ 3,996,109 22.89 18.61 56,481 26.16 21.52
56,060
Salt Lake City, UT 1,054,767 8.87 6.85 61,047 25.31 20.86 16,248
Weighted Average (Total Market Deposits): 16.96 13.55 58,307 25.16 20.94
Arizona
6,135,872
19.59 16.09 51,310 26.44 21.27 78,868
Colorado
4,821,136
12.09 9.08 58,522 23.82 18.03 74,023
Utah
2,551,534
14.26 12.43 56,398 23.38 18.39 37,342
New Mexico
1,956,417
7.55 6.07 41,539 21.56 16.62 20,930
Weighted Average (Total Market Deposits): 14.82 11.99 53,769 24.50 19.16
Aggregate National: 303,582,361 7.87 6.66 51,546 22.25 17.77

1ST FIRST STATE BANCORPORATION
1ST FIRST COMMUNITY BANK
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'01-'05 CAGR (27.1%)

'01-'05 CAGR (29.1%)

'01-'05 CAGR (21.8%)

'01-'05 CAGR (27.3%)

$14,851
$21,398
$8,142
$9,958
$15,225
$0
$5,000
$10,000
$15,000
$20,000
$25,000
2001 2002 2003 2004 2005
$1,195,875
$2,092,996
$1,510,007
$685,022
$1,079,684
$1,401,303
$100,000
$600,000
$1,100,000
$1,600,000
$2,100,000
$2,600,000
2001 2002 2003 2004 2005 Q3-'06
$1,231,485
$1,991,359
$1,377,795
$1,017,025
$548,722
$1,525,927
$200,000
$500,000
$800,000
$1,100,000
$1,400,000
$1,700,000
$2,000,000
$2,300,000
2001 2002 2003 2004 2005 Q3-'06
First State Bancorporation: Growth Trends Since 2001
$1,646,739
$2,659,483
$2,157,571
$827,921
$1,386,870
$1,815,510
$100,000
$600,000
$1,100,000
$1,600,000
$2,100,000
$2,600,000
$3,100,000
2001 2002 2003 2004 2005 Q3-'06
Total Assets
Total Loans
Total Deposits
Net Income
CAGR – Compounded Annual Growth Rate
($ in thousands)

FIRST STATE BANCORPORATION

FIRST COMMUNITY BANK

NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

'01-'05 CAGR (13.8%)

'01-'05 CAGR (13.3%)

$0.17
$0.20
$0.22
$0.24
$0.28
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
2001 2002 2003 2004 2005
$0.81
$0.83
$0.98
$0.99
$1.36
-$0.10
$0.10
$0.30
$0.50
$0.70
$0.90
$1.10
$1.30
$1.50
2001 2002 2003 2004 2005
First State Bancorporation: Growth Trends Since 2001
EPS (5 year)
Dividend (5 year)
CAGR – Compounded Annual Growth Rate

1ST FIRST STATE BANCORPORATION
1ST FIRST COMMUNITY BANK
NOT YOUR TYPICAL BANKERS.
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First State Bancorporation: Proven Acquiror and Integrator
Source: SNL Financial and FactSet Research Systems
Announced Target's
Deal Total
Announce Completion Value Assets
Date Target State Type Date ($M) ($000) Branches
10/04/2006 Front Range Capital Corporation CO Bank Pending 72.0 451,258 13
09/02/2005 New Mexico Financial Corporation NM Bank 01/10/2006 20.0 115,728 9
08/31/2005 Access Anytime Bancorp, Inc. NM Thrift 01/03/2006 32.0 374,328 10
05/22/2002 First Community Industrial Bank CO Bank 10/02/2002 67.0 418,988 9
03/16/1993 First State Bank of Santa Fe NM Bank 12/01/1993 NA 24,702 2

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

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Overview of Front Range Capital Corporation and Heritage Bank
Front Range Capital Corporation is a bank holding company headquartered in Broomfield,
Colorado with approximately $450 million in assets.
Heritage Bank is Front Range Capital Corporation’s commercial banking subsidiary.
•
13 branches in highly attractive markets:
–
Boulder County: 8 branches
–
Broomfield County: 1 branch
–
Denver County: 2 branches
–
Weld County: 2 branches
High-touch community banking strategy with a focus on small businesses.
Front Range acquisition eliminates need for future M&A activities in Colorado
Denver-Boulder-Longmont markets will provide a platform for continued organic growth

Transaction Summary
Transaction: Acquisition of Front Range Capital Corporation, holding company for Heritage Bank
Transaction Value: $72 million
Financing Plan: Issuance of a combination of common equity and Trust
Preferred Securities
Cost Savings: 29% cost savings assumed
(1)
Required Approvals: Federal Reserve, New Mexico & Colorado state regulatory agencies
Expected Closing: First Quarter 2007
(1) Net of additional expenses

First State Bancorporation

First Community Bank

NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

ARAPAHOE
ELBERT
MORGAN
LARIMER
EAGLE
SUMMIT
JEFFERSON
CLEAR CREEK
DENVER
EL PASO
TELLER
PARK
DOUGLAS
CHAFFEE
BOULDER
LAKE
ADAMS
GILPIN
GRAND
JACKSON
WELD
Fort Collins
Colorado Springs
Denver
Longmont
Erie
Lafayette
Louisville
Firestone
Broomfield
Boulder
Longmont
Transaction Rationale: Geographic Footprint
Branch deposit data as of March 31, 2006; source: Front Range Capital Corporation
Deposits
Branches ($000s)
5720 W 120th Ave $54,724
Broomfield, CO 80020
811 S Public Rd $57,323
Lafayette, CO 80026
1543 Wazee St $36,696
Denver, CO 80202
1020 Century Dr $40,252
Louisville, CO 80027
2775 Pearl St $36,451
Boulder, CO 80302
2100 N.Main St $27,429
Longmont, CO 80501
Leon Wurl Parkway $24,295
Erie, CO 80516
1900 9th St $24,744
Boulder, CO 80302
2695 N Park Dr Ste 101 $17,664
Lafayette, CO 80026
801 Main St Ste 130 $17,151
Louisville, CO 80027
25 E.Ken Pratt Blvd $13,311
Longmont, CO 80501
3850 York St $5,562
Denver, CO 80205
8080 Weld County Road 12 $6,007
Firestone, CO 80504
FSNM
FRCC

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

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Transaction Rationale
Accelerates FSNM’s franchise expansion in Colorado.
•
Heritage Bank’s footprint represents what FSNM had planned to establish organically in
Colorado over the next few years
•
Potential for increased FSNM earnings as budgeted expansion expenses are avoided
•
Eliminates need for future M&A activities in Colorado
•
Allows management to also focus on new markets, namely Arizona
Provides a platform for continued growth.
•
Positions FSNM to continue its EPS growth trajectory
•
Breakeven/accretive to 2007 GAAP and cash EPS and accretive to 2008 GAAP and cash EPS
•
Potential synergies beyond traditional cost savings
–
Opportunity to provide Heritage Bank’s customers with FSNM’s broader array of commercial products
–
Opportunity to improve Heritage Bank’s earnings by liquidating OREO property and restructuring the balance sheet
•
EPS accretion accelerating as cost savings and potential synergies are fully implemented and the franchise realizes its true earnings potential

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK
NOT YOUR TYPICAL BANKERS.
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Transaction Rationale: County Deposit Market Share
(1) Source: SNL Financial; data as of June 30, 2006 and pro forma for pending and recently completed acquisitions
COUNTY: Denver, CO Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 17 4,296,078 23.04
2 U.S. Bancorp (MN) 21 3,143,321 16.86
3 KeyCorp (OH) 9 1,640,516 8.80
4 United Western Bancorp, Inc. (CO) 1 1,395,633 7.49
5 JPMorgan Chase & Co. (NY) 8 1,244,476 6.68
6 Wachovia Corp. (NC) 5 765,488 4.11
7 FirstBank Holding Company (CO) 14 689,842 3.70
8 Zions Bancorp. (UT) 5 678,855 3.64
9 CoBiz Inc. (CO) 3 617,468 3.31
10 Centennial Bank Holdings Inc. (CO) 3 571,912 3.07
19 Pro Forma Company 3 109,784 0.58
27 First State Bancorp. (NM) 1 56,797 0.30
28 Front Range Capital Corp. (CO) 2 52,987 0.28
Top 10 86 15,043,589 80.70
Totals (1-39) 178 18,643,448 100.00
COUNTY: Boulder, CO Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 10 840,084 15.80
2 JPMorgan Chase & Co. (NY) 11 702,654 13.22
3 FirstBank Holding Company (CO) 11 677,380 12.74
4 Wachovia Corp. (NC) 4 536,080 10.08
5 Big Sandy Holding Co (CO) 4 417,218 7.85
6 First National of Nebraska (NE) 4 347,649 6.54
7 Centennial Bank Holdings Inc. (CO) 7 334,043 6.28
8 Pro Forma Company 9 254,040 4.78
8 U.S. Bancorp (MN) 7 240,390 4.52
9 Front Range Capital Corp. (CO) 8 236,097 4.44
10 BNP Paribas Group 10 200,538 3.77
24 First State Bancorp. (NM) 1 17,943 0.34
Top 10 76 4,532,133 85.24
Totals (1-29) 110 5,316,642 100.00

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

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Transaction Rationale: State & MSA Deposit Market Share
(1) Source: SNL Financial; data as of June 30, 2006 and pro forma for pending and recently completed acquisitions
STATE: New Mexico Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 99 4,528,867 21.64
2 Bank of America Corp. (NC) 53 3,282,641 15.68
3 First State Bancorp. (NM) 39 1,763,906 8.43
4 BOK Financial Corp. (OK) 20 1,069,459 5.11
5 Trinity Capital Corp. (NM) 5 1,048,475 5.01
6 BNP Paribas Group 26 718,556 3.43
7 Charter Companies Inc. (NM) 6 610,364 2.92
8 NM Banquest Corp. (NM) 10 453,572 2.17
9 Heartland Financial USA Inc. (IA) 15 429,967 2.05
10 Citizens Bankshares Inc. (NM) 6 416,732 1.99
Top 10 279 14,322,539 68.43
Totals (1-61) 498 20,930,166 100.00
MSA: Albuquerque, NM Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 Wells Fargo & Co. (CA) 38 2,254,095 24.86
2 Bank of America Corp. (NC) 26 2,242,425 24.73
3 First State Bancorp. (NM) 24 1,224,109 13.50
4 BOK Financial Corp. (OK) 19 1,060,209 11.69
5 BNP Paribas Group 21 616,753 6.80
6 Charter Companies Inc. (NM) 4 532,215 5.87
7 Compass Bancshares Inc. (AL) 11 372,542 4.11
8 Heartland Financial USA Inc. (IA) 8 274,314 3.03
9 Bethlehem Financial Corp (NM) 5 107,842 1.19
10 High Desert State Bank (NM) 2 74,991 0.83
Top 10 158 8,759,495 96.61
Totals (1-21) 169 9,065,880 100.00
MSA: Phoenix-Mesa-Scottsdale, AZ Total Total
Deposits Market
Branch in Market Share
Rank Institution Count ($000) (%)
1 JPMorgan Chase & Co. (NY) 146 14,291,094 25.49
2 Bank of America Corp. (NC) 121 11,565,451 20.63
3 Wells Fargo & Co. (CA) 164 10,624,292 18.95
4 Marshall & Ilsley Corp. (WI) 35 2,269,571 4.05
5 Compass Bancshares Inc. (AL) 46 1,922,131 3.43
6 Wachovia Corp. (NC) 10 1,915,152 3.42
7 Zions Bancorp. (UT) 22 1,612,065 2.88
8 First NB Holding Company (AZ) 11 1,540,899 2.75
9 Marquette Financial Companies (MN) 9 1,409,100 2.51
10 Ohio Savings Financial Corp. (OH) 6 1,201,122 2.14
40 First State Bancorp. (NM) 1 86,114 0.15
Top 10 570 48,350,877 86.25
Totals (1-57) 812 56,060,274 100.00

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK
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Overview of Heritage Bank: Asset Quality
Source: SNL Financial and Front Range Capital Corporation
(1) Pro forma adjustments assume an increase in Heritage Bank’s reserves of $1.3 million and the sale of Heritage Place representing a reduction in OREO of $5.6 million
Heritage Bank owns a property called Heritage Place (originally intended to sell to real estate developers)
•
6.7 acres of the property is categorized as other real estate owned (“OREO”) and has a book value of approximately $5.6 million.
•
1.5 acres of the property are categorized as premises and equipment and has a book value of approximately
$1.3 million.
•
Heritage Place is subject to a sale contract at current carrying value (expected to close in 2007 Q2)
•
Pro forma asset quality ratios for FSNM:
FSNM Heritage Bank
September 30, 2006 September 30, 2006
Pro Forma
(1)
Reserves / Loans HFI 1.16% 0.89% 1.17%
NPAs / Loans & OREO 0.95% 3.19% 1.04%

1ST First State Bancorporation

1ST First Community Bank

Not your typical bankers.
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First State Bancorporation: Asset Quality
NCOs / Avg. Loans (%)
NPAs / Loans + OREOs (%)
Reserves / Loans HFI
0.29%
0.12%
0.26%
0.16%
0.30%
0.12%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
2001 2002 2003 2004 2005 YTD 9/30/06
1.14%
0.95%
0.49%
0.50%
1.17%
0.67%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2001 2002 2003 2004 2005 Q3-'06
1.15%
1.16%
1.16%
1.35%
1.19%
1.13%
1.00%
1.05%
1.10%
1.15%
1.20%
1.25%
1.30%
1.35%
1.40%
2001 2002 2003 2004 2005 Q3-'06

1ST FIRST STATE BANCORPORATION
1ST FIRST COMMUNITY BANK
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Pro Forma Financial Impact: GAAP and Cash EPS Impact
(1) Based on current 2007 consensus EPS estimate and 15.0% growth thereafter
(2) Estimated earnings as per FSNM management; Includes cost savings and certain other adjustments
(3) Excludes approximately ($0.5) million (after-tax) in nonrecurring integration expenses in 2007
Dollars in millions
2007 2008
FSNM EPS (1)
1.69 $       1.94 $
FSNM Earnings 30.3 $       34.9 $
FRCC Earnings
(2) 6.2 7.3
Combined Earnings 36.5 42.1
Financing Adjustments (0.4) (0.4)
Core Deposit Amortization (0.8) (0.8)
Pro Forma Earnings
(3)
35.3 $       40.9 $
GAAP EPS Accretion / (Dilution) 0.3% 1.1%
Cash EPS Accretion / (Dilution) 2.2% 2.7%

1ST FIRST STATE BANCORPORATION
1ST FIRST COMMUNITY BANK
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Pro Forma Financial Impact: Cost Savings and Other Adjustments
Dollars in millions
2007 Estimated Noninterest Expense Base 17.6 $
Reduction in Noninterest Expense Base (6.5) $
Increase in Noninterest Expense Base
Salaries & Benefits 0.5
Occupancy 0.1
Data Processing 0.5
Other Expenses 0.2
Total Increase in Noninterest Expense Base 1.4 $
Total Adjustments (Pre-tax) (5.2) $
Adjustments as % of Noninterest Expense Base 29%

1ST First State Bancorporation
1ST FIRST COMMUNITY BANK
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Pro Forma Financial Impact: Loan Portfolio
Residential
R.E.
11.3%
Commercial
R.E.
35.2%
Construction
35.5%
Commercial
14.0%
Consumer &
Other
4.0%
Consumer,
Leases &
Other
5.1%
Commercial
9.0%
Construction
31.0%
Residential
R.E.
13.1%
Commercial
R.E.
41.8%
FSNM Heritage Bank Pro Forma
Source: FSNM data per 9/30/2006 10-Q
Heritage data per 9/30/2006 regulatory filings
Loan Portfolio ($000)
Residential R.E. 224,773 $          11.3%
Commercial R.E. 701,479             35.2%
Construction 706,956             35.5%
Commercial 278,569             14.0%
Consumer & Other 79,582               4.0%
Gross Loans 1,991,359 $       100.0%
Loan Portfolio ($000)
Residential R.E. 43,016 $            13.1%
Commercial R.E. 137,161             41.8%
Construction 101,786             31.0%
Commercial 29,685               9.0%
Consumer, Leases & Other 16,691               5.1%
Gross Loans & Leases 328,339 $          100.0%
Pro Forma - Loan Portfolio ($000)
Residential R.E. 267,789 $          11.5%
Commercial R.E. 838,640             36.2%
Construction 808,742             34.9%
Commercial 308,254             13.3%
Consumer, Leases & Other 96,273               4.2%
Gross Loans & Leases 2,319,698 $       100.0%
Consumer,
Leases &
Other
4.2%
Commercial
13.3%
Construction
34.9%
Residential
R.E.
11.5%
Commercial
R.E.
36.2%

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

NOT YOUR TYPICAL BANKERS.
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Pro Forma Financial Impact: Deposit Portfolio
FSNM Heritage Bank Pro Forma
Retail CDs
18.3%
MMDA &
Savings
17.6%
Interest-
bearing
demand
14.6%
Non-interest-
bearing
21.9%
Jumbo CDs
27.6%
Jumbo CDs
23.5%
Non-interest-
bearing
14.9%
Interest-
bearing
demand
11.5%
MMDA &
Savings
30.7%
Retail CDs
19.3%
Jumbo CDs
26.9%
Non-interest-
bearing
20.9%
Interest-
bearing
demand
14.1%
MMDA &
Savings
19.6%
Retail CDs
18.5%
Source: FSNM data per 9/30/2006 10-Q
Heritage data per 9/30/2006 regulatory filings
Deposit Portfolio ($000)
Non-interest-bearing 458,402 $         21.9%
Interest-bearing demand 306,011            14.6%
MMDA & Savings 368,071            17.6%
Retail CDs 383,844            18.3%
Jumbo CDs 576,668            27.6%
Total Deposits 2,092,996 $      100.0%
Deposit Portfolio ($000)
Non-interest-bearing 55,606 $           14.9%
Interest-bearing demand 42,792              11.5%
MMDA & Savings 114,384            30.7%
Retail CDs 71,927              19.3%
Jumbo CDs 87,508              23.5%
Total Deposits 372,217 $         100.0%
Pro Forma - Deposit Portfolio ($000)
Non-interest-bearing 514,008 $         20.9%
Interest-bearing demand 348,803            14.1%
MMDA & Savings 482,455            19.6%
Retail CDs 455,771            18.5%
Jumbo CDs 664,176            26.9%
Total Deposits 2,465,213 $      100.0%

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

Pro Forma Financial Impact: Balance Sheet Summary
Dollars in millions
(1) Includes all transaction adjustments; assumes 12.0% and 10.0% overall balance sheet growth for FSNM and FRCC, respectively
Estimated
9/30/2006 9/30/2006 3/31/2007
FSNM FRCC
Pro Forma
(1)
Assets 2,659.5 $       449.8 $          3,308.1 $
Loans 1,991.4 328.3 2,455.6
Intangible Assets 74.7 0.1 133.2
Deposits 2,093.0 372.2 2,609.4
Trust Preferred Securities 55.5 9.2 74.7
Common Equity / Assets: 8.48% 4.06% 9.19%
Tg. Common Equity / Tg. Assets: 5.83% 4.03% 5.38%
Leverage Ratio: 8.28% 5.79% 8.03%
Tier I Risk Based Ratio: 9.43% 6.89% 9.03%
Total Risk Based Ratio: 10.45% 9.24% 10.07%
Book Value / Share 12.81 $          9.63 $            14.82 $
Tangible Book Value / Share 8.57 $            9.57 $            8.32 $

1ST First State Bancorporation

1ST FIRST COMMUNITY BANK
NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

First State Bancorporation: Net Interest Margin
Net Interest Margin (Annual)
Net Interest Margin (Quarterly)
4.59%
4.93%
4.64%
4.93%
4.50%
4.47%
4.20%
4.30%
4.40%
4.50%
4.60%
4.70%
4.80%
4.90%
5.00%
2001 2002 2003 2004 2005 YTD 9/30/06
4.64%
4.94%
5.00%
4.60%
4.69%
4.85%
4.40%
4.50%
4.60%
4.70%
4.80%
4.90%
5.00%
5.10%
Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06

1ST FIRST STATE BANCORPORATION

1ST FIRST COMMUNITY BANK

NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

First State Bancorporation: Peer Group Review
Source: SNL Financial and FactSet Research Systems
Data as of quarter ended September 30, 2006 EOP Market Performance & Valuation
Price /
Stock Price / Tang.
2006 (2) 2007 (2)
Div. Market
Assets Price ($) Book Book P/E P/E Yield Cap
Institution Symbol City State ($Mil) 11/24/06 (X) (X) (X) (X) (%) ($MM)
First State Bancorporation FSNM Albuquerque NM 2,659 25.72 2.01 3.00 19.3 15.2 1.2 453
First State Bancorporation (Pro Forma) (1) 3,308 25.72 1.74 3.09 19.3 15.4 1.2 527
Sterling Bancshares, Inc. SBIB Houston TX 4,136 18.35 2.26 3.61 18.4 16.4 1.5 877
Western Alliance Bancorporation WAL Las Vegas NV 4,003 36.98 2.54 4.05 24.3 20.9 0.0 998
BancFirst Corporation BANF Oklahoma City OK 3,424 52.55 2.47 2.80 17.3 15.9 1.4 827
Centennial Bank Holdings, Inc. CBHI Denver CO 2,887 9.75 0.96 3.58 22.2 19.5 0.0 570
First Financial Bankshares, Inc. FFIN Abilene TX 2,711 41.89 2.96 3.84 19.0 17.5 2.9 868
CoBiz Inc. COBZ Denver CO 2,130 23.11 3.36 4.59 22.4 19.3 1.0 523
Southside Bancshares, Inc. SBSI Tyler TX 1,881 26.33 2.78 2.78 22.7 20.6 1.7 324
Community Bancorp CBON Las Vegas NV 1,657 30.22 1.43 3.64 15.9 13.6 0.0 317
Average: 2.35 3.61 20.3 18.0 1.1
Median: 2.50 3.62 20.6 18.4 1.2
(1) Estimated values at close 3/31/2007
(2) Based on analysts consensus estimates
Assets, capital ratios, share data, book multiples & market cap. pro forma for pending and recently completed acquisitions

First State Bancorporation
First Community Bank
NOT YOUR TYPICAL BANKERS.
NOT YOUR TYPICAL BANK.

Conclusion
Over the last ten years:
•
FSNM’s stock has had an annualized total return of 20.1%
(1)
•
FSNM’s EPS has increased by 16.5% on an annualized basis
(2)
Since the closing of the acquisition of First Community Industrial Bank in 2002:
•
FSNM’s stock has had an annualized total return of 21.7%
(1)
•
FSNM’s EPS has increased by 15.4% on an annualized basis
(3)
This transaction:
•
Accelerates FSNM’s franchise expansion in Colorado
•
Provides a platform for the continued growth that FSNM shareholders have enjoyed
•
Creates a $3.2 billion franchise
–
A dominant community bank in New Mexico
–
Significant presence in the Front Range region and northern Denver (20 branches in Colorado)
–
Small but growing presence in Phoenix, Arizona and Salt Lake City, Utah
(1) Based on closing stock price of FSNM on November 24, 2006
(2) Based on EPS for the nine months ended September 30, 1996 and September 30, 2006
(3) Based on annualized EPS for the three months ended March 31, 2003 and annualized EPS for the three months ended September 30, 2006
Source: SNL Financial and FactSet Research Systems